Exhibit 10.2

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of August 29, 2025, by and among CorMedix Inc., a Delaware corporation (the “Company”), Deerfield Private Design Fund IV, L.P. (“DPDF IV”), Deerfield Private Design Fund III, L.P. (“DPDF III” and, together with DPDF IV, the “Initial Holders”) and each other Holder (as defined below) from time to time signatory hereto.

WHEREAS:

A. In accordance with the Agreement and Plan of Merger, dated as of August 6, 2025 (as the same may be amended, restated, amended and restated or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, Coriander BidCo LLC, a Delaware limited liability company (“Merger Sub”), Melinta Therapeutics, LLC, a Delaware limited liability company, and Deerfield Private Design Fund IV, L.P., solely in its capacity as representative, agent and attorney-in-fact of the Equityholders (as defined in the Merger Agreement), the Company issued (or upon delivery of s letter of transmittal will issue) to the Initial Holders an aggregate of 3,323,833 shares (the “Merger Shares”), of the common stock, par value $0.001 per share (“Common Stock”), of the Company.

B. In connection with the consummation of the transactions contemplated by the Merger Agreement, the Company, the Initial Holders and the Members’ Representative, solely in its capacity as representative of the Initial Holders, entered into that certain Contingent Payment Agreement, dated as of the date hereof (as the same may be amended, restated, amended and restated or otherwise modified from time to time, the “CPA”), pursuant to which the Company agreed to make (or cause one or more of its affiliates to make) certain payments to the Initial Holders. The CPA provides that the Company’s obligations to make (or cause to be made) some or all of the Milestone Payments (as defined in the CPA) may be satisfied through the issuance and delivery of shares of Common Stock (“Contingent Payment Shares”), or Parent Share Warrants (as defined in the CPA) exercisable for shares of Common Stock (the “Contingent Warrant Shares”), upon the terms, and subject to the conditions, set forth in the CPA.

C. In order to induce the Initial Holders to approve the adoption of the Merger Agreement and the transactions contemplated thereby, and to consummate the transactions contemplated thereby and by the CPA, and as a condition to such consummation, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Initial Holders hereby agree as follows:

1. DEFINITIONS.

a. As used in this Agreement, the following terms shall have the following meanings (all capitalized terms used and not otherwise defined herein having the respective meanings set forth in the Merger Agreement):

(i) (i) “Additional Filing Deadline” means, with respect to any Registration Statements that may be required pursuant to Section 2(a)(ii), (A) the thirtieth (30th) day following the first date on which such Registrable Securities may then be included in a Registration Statement if such Registration Statement is required to be filed because the SEC shall have notified the Company in writing that certain Registrable Securities were not eligible for inclusion in a previously filed Registration Statement, or (B) if such additional Registration Statement is required for a reason other than as described in (A) above, the thirtieth (30th) day following the date on which the Company first knows that such additional Registration Statement is required.

(i) “Additional Registration Deadline” means, with respect to any additional Registration Statement(s) required to be filed pursuant to Section 2(a)(ii), the forty-fifth (45th) day following the applicable Additional Filing Deadline.

(ii) “Applicable Securities Laws” means all applicable securities laws in all jurisdictions relevant to the Company, the Company’s securities or the issuance of securities of the Purchaser pursuant to the terms of this Agreement, including but not limited to, the Securities Act of 1933, the Exchange Act, and the rules, regulations and policies of the SEC and Nasdaq Global Market;

(iii) “Business Day” means any day, except a Saturday, Sunday or legal holiday, on which banking institutions in the city of New York, New York are authorized or obligated by law or executive order to close; provided, however, for clarification, bank institutions shall not be deemed to be authorized or obligated by law or executive order to remain closed due to “stay at home,” “shelter-in-place,” “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in the City of New York generally are open for use by customers on such day.

(iv) “Closing Date” means August 29, 2025.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder, and any successor statute.

(vi) “FINRA” means the Financial Industry Regulatory Authority Inc. (or successor thereto).

(vii) “Filing Deadline” for the Registration Statement required pursuant to Section 2(a)(i), shall mean September 15, 2025 (the “Initial Filing Deadline”), and for each Registration Statement required pursuant to Section 2(a)(ii) means the Additional Filing Deadline.

(viii) “Holder” means any Initial Holder and any transferee or assignee who agrees in writing to become bound by the provisions of this Agreement in accordance with Section 10 hereof.

(ix) “Person” means and includes any natural person, partnership, joint venture, corporation, trust, limited liability company, limited company, joint stock company, unincorporated organization, government entity or any political subdivision or agency thereof, or any other entity.

(x) “Prospectus” means (i) any prospectus (preliminary or final) included in any Registration Statement, as may be amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the Securities Act relating to any offering of Registrable Securities pursuant to a Registration Statement.

(xi) “Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415, and such Registration Statement becoming effective under the Securities Act (to the extent required, by declaration or ordering of effectiveness, of such Registration Statement by the United States Securities and Exchange Commission (the “SEC”)).

(xii) “Registrable Securities” means (a) the Merger Shares, (b) any Contingent Payment Shares issued or issuable pursuant to the CPA, (c) any Contingent Warrant Shares issued or issuable upon exercise in full of any Parent Share Warrants, assuming the exercise thereof for cash and without giving effect to any limitations on exercise thereof, and (d) any securities issued or issuable upon any stock split, dividend, distribution, recapitalization, reorganization, reclassification or similar event with respect to any of the foregoing; provided that any securities that would otherwise qualify as Registrable Securities but (i) have been sold pursuant to a Registration Statement or pursuant to Rule 144 or (ii) may be immediately sold to the public without registration or restriction (including without limitation as to volume by each holder thereof) and without compliance with any “current public information” requirement, pursuant to Rule 144 under the Securities Act, assuming (as applicable) the exercise of all Parent Share Warrants on a cashless basis, shall cease to be a “Registrable Security”.

(xiii) “Registration Deadline” shall mean, (a) for purposes of any Registration Statement required pursuant to Section 2(a)(i), the date that is (x) seventy-five (75) days after the applicable Filing Deadline or (y) if earlier than the date described in clause (a)(x) of this definition, five (5) Trading Days after the Company is first notified by the SEC that such Registration Statement will not be reviewed or is no longer subject to further review and comment, and (b) with respect to any Registration Statement required pursuant to Section 2(a)(ii), the Additional Registration Deadline. Any Registration Deadline (or any extension thereof) shall be automatically extended if the Company has, and continues to use, its reasonable best efforts to respond to and resolve any comments to the Registration Statement received from the SEC.

(xiv) “Registration Effective Date” shall mean the date that the first Registration Statement covering the Registrable Securities that the Company is required to file pursuant to this Agreement has been declared effective by the SEC or otherwise become effective under the Securities Act.

(xv) “Registration Statement(s)” means any registration statement(s) of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, all amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits to, and all material incorporated by reference in, such Registration Statement.

(xvi) “Required Holders” means holders of a majority in interest of then-outstanding Registrable Securities.

(xvii) “Restricted Shares” means an aggregate of 1,700,694 of the Merger Shares initially issued to DPDF IV and an aggregate of 515,194 of the Merger Shares initially issued to DPDF III; provided, that such shares shall cease to be Restricted Shares upon the expiration of the Lock-Up Period or on such earlier date as is provided in Section 11(a). For the avoidance of doubt, neither the Company’s 4.00% Convertible Senior Notes due 2030, any shares of Common Stock issuable upon the conversion thereof nor any other securities of the Company acquired by any Holder other than pursuant to the Merger Agreement will be deemed Restricted Shares or subject to the Lock-Up (as defined below).

(xviii) “Rule 415” means Rule 415 under the Securities Act or any successor rule providing for the offering of securities on a continuous basis.

(xix) “Trading Day” shall mean any day on which the Common Stock is traded for any period on the Nasdaq Global Market or, if not the Nasdaq Global Market, the principal securities exchange or other securities market on which the Common Stock is then being traded.

(xx) “Tranche 1 Merger Shares” means 850,347 of the Restricted Shares initially issued to DPDF IV and 257,597 of the Restricted Shares originally issued to DPDF III.

(xxi) “Tranche 2 Merger Shares” means the remainder of the Restricted Shares initially issued to each of DPDF IV and DPDF III that are not Tranche 1 Merger Shares.

2. REGISTRATION.

a. MANDATORY REGISTRATION.

(i) Following the date of this Agreement, the Company shall prepare, and, on or prior to the applicable Filing Deadline, file with the SEC a Registration Statement (the “Mandatory Registration Statement”) on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a Registration of all of the Registrable Securities, subject to the consent of the Holders, which consent shall not be unreasonably withheld), covering the resale of all of the Registrable Securities. The number of shares of Common Stock initially included in such Registration Statement shall be no less than 5,091,867, subject to adjustment for any Stock Event occurring prior to the effective date of such Registration Statement; provided that such number shall include the total number of the Merger Shares and, with respect to the Contingent Payment Shares and Contingent Warrant Shares, collectively, shall include the Company’s good faith estimate of the number of Contingent Payment Shares and/or Contingent Warrant Shares that may become issuable under the CPA (directly or indirectly), based upon the then current trading price per share of Common Stock, assuming the maximum amount of Milestone Payments become payable thereunder and the Company elects to satisfy all of its obligations to make such payments through the issuance and delivery of Contingent Payment Shares and Parent Share Warrants (assuming any Parent Share Warrants are exercised for cash, and without regard to any limitations on the exercise thereof).

(ii) If for any reason, despite the Company’s use of its reasonable best efforts to include all of the Registrable Securities requested or required to be included in any Registration Statement filed pursuant to Section 2(a)(i) (and subject to Section 3(q) below), the SEC does not permit all such Registrable Securities to be included in such Registration Statement, or for any other reason any such Registrable Securities are not then included in a Registration Statement, then the Company shall prepare, and, as soon as practicable but in no event later than the Additional Filing Deadline, file with the SEC an additional Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a Registration of the Registrable Securities, subject to the consent of the Holders, which consent shall not be unreasonably withheld) covering the resale of all Registrable Securities requested or required to be included in such Registration Statement filed pursuant to Section 2(a)(i) and not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415.

(iii) Subject to any SEC comments, any Registration Statement pursuant to this Section 2(a) shall include a “plan of distribution” approved by the holders of a majority-in-interest of the Registrable Securities to be included in such Registration Statement. No Holder shall be named as an “underwriter” in the Registration Statement without the Holder’s prior written consent. Each Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to, and shall be subject to the approval, which shall not be unreasonably withheld or delayed, of the Holders and Legal Counsel (as defined below) prior to its filing or other submission; provided, that, notwithstanding any other provision in this Agreement, if despite the Company’s compliance with Section 3(p), the SEC or the Securities Act requires such Holder(s) to be named as an “underwriter” in the Registration Statement and such Holder(s) withhold written consent to be so named, the Company’s failure to fulfill its obligations under this Section 2(a) shall solely as a result thereof shall not constitute a violation of this Agreement.

3. OBLIGATIONS OF THE COMPANY. In connection with any Registration of the Registrable Securities hereunder, the Company shall have the following obligations:

a. The Company shall prepare promptly, and file with the SEC as soon as practicable after such registration obligation arises hereunder (but in no event later than the applicable Filing Deadline), such Registration Statements with respect to the Registrable Securities as provided in Section 2(a), and thereafter use its reasonable best efforts to cause each such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, but in any event shall use its reasonable best efforts to cause each such Registration Statement relating to Registrable Securities to become effective no later than the applicable Registration Deadline, and shall use its reasonable best efforts to keep such Registration Statement current and effective pursuant to Rule 415 at all times after its effective date until the date on which all of the securities included in such Registration Statement no longer constitute Registrable Securities (the “Registration Period”), which Registration Statement (including any amendments or supplements thereto and Prospectuses contained therein or related thereto), except for information provided in writing by a Holder pursuant to Section 4(a), shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading. In the event that Form S-3 is not available for the registration of the resale of any Registrable Securities hereunder (but, for the avoidance of doubt, without in any way affecting the Company’s obligation to Register the resale of the Registrable Securities on such other form as is available, as provided in Section 2(a)), (i) the Company shall undertake to file, within twenty (20) days of such time as such form is available for such Registration, a post-effective amendment to the Registration Statement then in effect, or otherwise file a Registration Statement on Form S-3, registering such Registrable Securities on Form S-3; provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement (or post-effective amendment) on Form S-3 covering such Registrable Securities has been declared effective by the SEC, and (ii) the Company shall provide that any Registration Statement on Form S-1 filed hereunder shall incorporate documents by reference (including by way of forward incorporation by reference) to the maximum extent possible. If the Company is a “well-known seasoned issuer” (as defined in Rule 405 under the Securities Act) at the time the Company is requested or required hereunder to file a Registration Statement or amendment to a Registration Statement hereunder (including pursuant to Section 3(b)), the Company shall use its best efforts to file the Registration Statement or amendment as an “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act).

b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to each Registration Statement and the Prospectus used in connection with each Registration Statement as may be necessary to keep each Registration Statement (or, as applicable, another Registration Statement covering the Registrable Securities) current and effective at all times during the Registration Period, and, during the Registration Period, shall comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by each Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the event that on any Trading Day (as defined below) (the “Registration Trigger Date”) the number of shares available under the Registration Statements filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities, including all of the Contingent Warrant Shares issuable upon exercise of Parent Share Warrants (in each case, assuming the exercise thereof for cash, and without giving effect to any limitations on the exercise thereof), the Company shall amend the Registration Statements, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover the total number of Registrable Securities so issued or issuable (assuming the exercise of the Parent Share Warrants for cash, and without giving effect to any limitations on the exercise thereof) as of the Registration Trigger Date as soon as practicable, but in any event within twenty (20) days after the Registration Trigger Date. The Company shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof, but in any event the Company shall cause such amendment and/or new Registration Statement to become effective within sixty (60) days of the Registration Trigger Date (or, if earlier, five (5) Trading Days after the Company is first notified by the SEC that such Registration Statement will not be reviewed or is no longer subject to further review and comment) or as promptly as practicable in the event the Company is required to increase its authorized shares.

c. The Company shall furnish to each Holder and Legal Counsel (i) promptly after the same is prepared and publicly distributed, publicly filed with the SEC or received by the Company, one copy of each Registration Statement and any amendment thereto (other than the Company’s filings under the Exchange Act and other than any amendment or supplement to a Registration Statement that is substantially similar to the Company’s filings under the Exchange Act), each preliminary Prospectus and Prospectus and each amendment or supplement thereto, and, each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought or intends to seek confidential treatment or which contains or reflects any material non-public information with respect to the Company or its securities), and (ii) such number of copies of a Prospectus, including a preliminary Prospectus, and all amendments and supplements thereto and such other documents as a Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder; provided that the Company may provide any such copies in electronic form only. The Company will promptly notify each of the Holders by electronic mail of the effectiveness of each Registration Statement or any post-effective amendment thereto. The Company shall use reasonable best efforts to promptly respond to any and all comments received from the SEC with respect to any Registration Statement filed pursuant to this Agreement, with a view towards causing each Registration Statement or any amendment thereto to become effective (to the extent required, by declaration or ordering of effectiveness, of such Registration Statement or amendment by the SEC) as soon as practicable, and, as soon as practicable, but in no event later than five (5) Business Days, following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review, shall file a request for acceleration of effectiveness of such Registration Statement (to the extent required for such Registration Statement or amendment to become effective, by declaration or ordering of effectiveness, of such Registration Statement or amendment by the SEC) to a time and date not later than two (2) Business Days after the submission of such request. No later than one (1) Business Days after the Registration Statement becomes effective, the Company shall file with the SEC the final Prospectus included in the Registration Statement pursuant to Rule 424 (or successor thereto) under the Securities Act.

d. The Company shall use its reasonable best efforts to (i) register and qualify, in any jurisdiction where registration and/or qualification is required, the Registrable Securities covered by the Registration Statements under such other securities or “blue sky” laws of such jurisdictions in the United States as the Holders shall reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be reasonably necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction, except where the Company is then already required to be so qualified, already subject to taxation or required to consent to general service of process, as applicable.

e. Subject to Section 11, as promptly as practicable after becoming aware of such event, the Company shall (i) notify each Holder that holds Registrable Securities of the happening of any event, of which the Company has knowledge, as a result of which the Prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, subject to Section 3(r), (ii) shall use its reasonable best efforts to promptly prepare a supplement or amendment to any Registration Statement to correct such untrue statement or omission, and (iii) deliver such number of copies of such supplement or amendment to each Holder as such Holder may reasonably request.

f. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement and, if such an order is issued, to obtain the withdrawal of such order as promptly as reasonably practicable and to notify each Holder that holds Registrable Securities (and, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof, in each case as promptly as reasonably practicable.

g. The Company shall permit one outside legal counsel designated by the Holders (which shall be Katten Muchin Rosenman LLP (Attn: Mark D. Wood) or such other counsel as shall have been designated by the Required Holders) (“Legal Counsel”) to review such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof but excluding the Company’s filings under the Exchange Act and excluding any amendment or supplement to a Registration Statement that is substantially similar to the Company’s filings under the Exchange Act), a reasonable period of time prior to their filing with the SEC (not less than three (3) Business Days prior to such filing) and not file any documents in a form to which Legal Counsel reasonably objects; provided that, notwithstanding the foregoing, in no event shall the Company be (i) required to file any document with the SEC which in the view of the Company or its counsel contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make any statement therein not misleading or (ii) prohibited from filing any document with the SEC which the Company or its counsel reasonably believes to be required by law to be so filed.

h. The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws or otherwise required in the context of any Registration Statement or offering of securities in which any Holder participates, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning any Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Holder prior to making such disclosure, and allow such Holder, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

i. The Company shall use its reasonable best efforts to cause all the Registrable Securities covered by each Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, and to arrange for at least two market makers to register with FINRA as such with respect to such Registrable Securities.

j. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the initial Registration Statement.

k. The Company shall cooperate with each Holder that holds Registrable Securities being offered to facilitate the timely (i) preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to such Registration Statement, and enable such certificates to be registered in such names and in such denominations or amounts, as the case may be, or (ii) crediting of the Registrable Securities to be offered pursuant to a Registration Statement to the applicable account (or accounts) with The Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (DWAC) system, in any such case as such Holder may reasonably request.

l. At the reasonable request of a Holder, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and any Prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement, in each case as promptly as is reasonably practicable.

m. The Company shall not, and shall not agree to, allow the holders of any Common Stock or other securities of the Company to include any of their securities (other than Registrable Securities) in any Registration Statement filed pursuant to Section 2(a) or any amendment or supplement thereto under Section 3(b) hereof without the consent of the Required Holders. In addition, the Company shall not include any securities for its own account or the account of others in any Registration Statement filed pursuant to Section 2(a) or any amendment or supplement thereto filed pursuant to Section 3(b) hereof without the consent of the Required Holders.

n. The Company shall comply in all material respects with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including the Securities Act and the Exchange Act and the rules and regulations promulgated by the SEC).

o. If required by the FINRA Corporate Financing Department, the Company shall promptly effect a filing with FINRA pursuant to FINRA Rule 5110 (or successor thereto) with respect to the public offering contemplated by resales of securities under the Registration Statement (an “Issuer Filing”), and pay the filing fee required by such Issuer Filing. The Company shall use its reasonable best efforts to pursue the Issuer Filing until FINRA issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement.

p. If at any time the SEC advises the Company in writing that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act, the Company shall use its reasonable best efforts to persuade the SEC that the offering contemplated by a Registration Statement is a bona fide secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Holders is an “underwriter.” The Holders shall have the right to participate or have one legal counsel on behalf of all Holders participate in any meetings or discussions with the SEC regarding the SEC’s position and to comment or have their respective counsel comment on any written submission made to the SEC with respect thereto. In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 3(p), the SEC refuses to alter its position, the Company shall remove from the Registration Statement such portion of the Registrable Securities as the SEC requires in writing be removed therefrom. Any such cut-back imposed by the SEC as contemplated by this Section 3(p) shall be imposed on such Registrable Securities as the Required Holders may elect, on a pro rata basis (based upon the applicable type of Registrable Securities held by each of the Holders), except to the extent otherwise required by the SEC.

q. Subject to the limitations contained herein, the Company shall use its reasonable best efforts to take all other reasonable actions arising out of its obligations under this Agreement and necessary to facilitate the disposition by the Holders of the Registrable Securities pursuant to a Registration Statement.

r. Notwithstanding anything to the contrary in Section 3(e), the Company may postpone effecting a Registration with respect to any Registration Statements that may be required pursuant to Section 2(a)(ii) or Section 3(b) or, at any time after the effective date of the applicable Registration Statement, the Company may suspend the use of any prospectus forming a part of such Registration Statement if the Company determines, based on the advice of counsel, that it would otherwise be required to disclose material non-public information concerning the Company, the disclosure of which (i) is not otherwise required (based on the advice of counsel) and which the Company has a bona fide business purpose for preserving in confidence and (ii) at the time is not, in the good faith opinion of the Company and its counsel, in the best interests of the Company (the period of such suspension, a “Grace Period”); provided, that the Company shall (i) promptly notify the Holders in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company shall not disclose the content of such material non-public information to any Holder unless otherwise requested in writing by such Holder) and the date on which the Grace Period will begin, and (ii) as soon as such date may be determined, promptly notify the Holders in writing of the date on which the Grace Period ends; and, provided, further, that (A) no Grace Period shall exceed forty-five (45) consecutive days, (B) during any three hundred sixty-five (365) day period, such Grace Periods shall not exceed an aggregate of ninety (90) days, and (C) the first day of any Grace Period must be at least forty-five (45) days after the last day of any prior Grace Period (each Grace Period that satisfies all of the requirements of this Section 3(r) being referred to as an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Holders receive the notice referred to in clause (i) and shall end on and include the later of the date the Holders receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(e) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(e) with respect to the information giving rise thereto unless such material non-public information is no longer applicable.

s. The Company shall not grant any Person any registration rights with respect to shares of Common Stock or any other securities of the Company other than registration rights that will not adversely affect the rights of the Holders hereunder (including by limiting in any way the number of Registrable Securities that could be included in any Registration Statement pursuant to Rule 415) and shall not otherwise enter into any agreement that is inconsistent with the rights granted to the Holders hereunder; provided that the grant of registration rights to other current or future securityholders shall not in and of itself be deemed to adversely affect the rights of the Holders.

t. At all times during the Registration Period, (a) the Common Stock shall be eligible for clearing through DTC, through its Deposit/Withdrawal At Custodian (DWAC) system; (b) the Company shall be eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Common Stock; (c) the transfer agent for the Common Stock shall be a participant in, and the Common Stock shall be eligible for transfer pursuant to, DTC’s Fast Automated Securities Transfer Program (or successor thereto); and (d) the Company shall use its reasonable best efforts to cause the Common Stock to not at any time be subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, including the clearing of shares of Common Stock through DTC, and, in the event the Common Stock becomes subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, the Company shall use its reasonable best efforts to cause any such “chill,” “freeze” or similar restriction to be removed at the earliest possible time.

4. OBLIGATIONS OF THE HOLDERS.

a. It shall be a condition precedent to the obligations of the Company to complete the Registration pursuant to this Agreement with respect to the Registrable Securities of a Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the Registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Holder of the information the Company requires from such Holder. Any such information shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

b. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or Section 3(f), such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or Section 3(f); provided, however, that the foregoing shall not prohibit or require the Holder to discontinue the settlement of any sale of Registrable Securities with respect to which an Holder has entered into a contract for sale prior to the Holder’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f).

5. RESERVED.

6. EXPENSES OF REGISTRATION. All reasonable expenses, other than underwriting discounts and commissions or other charges of any broker-dealer acting on behalf of the Investors, incurred in connection with Registrations, filings or qualifications pursuant to Section 2, including all registration, listing and qualification fees, printers and accounting fees, and the fees and disbursements of counsel for the Company shall be borne by the Company. The Company shall also reimburse the Holders for the reasonable fees and disbursements of Legal Counsel in the aggregate amount up to $35,000 per Registration in connection with Registrations pursuant to Section 2 or 3 of this Agreement.

7. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a. The Company will indemnify, hold harmless and defend (i) each Holder and (ii) the directors, officers, partners, managers, members, employees and agents of each Holder, and each Person who controls any Holder within the meaning of the Securities Act or the Exchange Act, if any, (each, an “Indemnified Person”), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, “Claims”) to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in any Registration Statement, or any amendment or supplement thereto, or any filing made under state securities laws as required hereby, or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, or any amendment or supplement thereto, or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). The Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable and documented legal fees and other reasonable and documented expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a) shall not apply to a Claim by any Indemnified Person arising out of or based upon a Violation to the extent that such Violation occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of such Registration Statement or related Prospectus or any such amendment thereof or supplement thereto, or to any amounts paid in settlement of any Claim effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by any of the Holders pursuant to Section 10.

b. Promptly after receipt by an Indemnified Person under this Section 7 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against the Company under this Section 7, deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnified Person, as the case may be;

provided, however, that an Indemnified Person shall have the right to retain its own counsel with the reasonable and documented fees and expenses to be paid by the Company, if, in the opinion of counsel for such Indemnified Person, the representation by such counsel of the Indemnified Person and the Company would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel (plus one local counsel in each applicable jurisdiction, if necessary) for the Indemnified Persons, and such legal counsel shall be selected by the Holders. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnified Person under this Section 7, except to the extent that the Company is actually prejudiced by such failure in its ability to defend such action, and shall not relieve the Company of any liability to the Indemnified Person otherwise than pursuant to this Section 7. The Company shall not, without the prior written consent of the Indemnified Persons, consent to entry of any judgment or enter into any settlement or other compromise with respect to any Claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not any such Indemnified Person is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Persons of a full release from all liability with respect to such Claim or which includes any admission as to fault, culpability or failure to act on the part of any Indemnified Person. The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as any expense, loss, damage or liability is incurred.

c. Each Holder will indemnify, hold harmless and defend (i) the Company, and (ii) the directors, officers, partners, managers, members, employees and agents of the Company, if any (each, a “Company Indemnified Person”), against any Claims to which any of them may become subject insofar as such Claims arise out of or are based upon any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities, which occurs due to the inclusion by the Company in a Registration Statement or Prospectus, or any amendment or supplement thereto, of false or misleading information about such Holder, where such information was furnished in writing to the Company by or on behalf of such Holder expressly for the purpose of inclusion in such Registration Statement or Prospectus. Notwithstanding anything herein to the contrary, the indemnity agreement contained in this Section 7(c) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Holders, which consent shall not be unreasonably withheld, conditioned or delayed; and provided, further, however, that a Holder shall be liable under this Section 7(c) for only that amount of a Claim as does not exceed the net amount of proceeds received by such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

d. Promptly after receipt by a Company Indemnified Person under this Section 7 of notice of the commencement of any action (including any governmental action), such Company Indemnified Person shall, if a Claim in respect thereof is to be made against any Holder under this Section 7, deliver to such Holder a written notice of the commencement thereof, and such Holder shall have the right to participate in, and, to the extent such Holder so desires, to assume control of the defense thereof with counsel mutually satisfactory to such Holder and such Company Indemnified Person. No Holder shall, without the prior written consent of the Company, consent to entry of any judgment or enter into any settlement or other compromise with respect to any Claim in respect of which indemnification or contribution may be or has been sought by any Company Indemnified Person hereunder (whether or not any such Company Indemnified Person is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Company Indemnified Persons of a full release from all liability with respect to such Claim or which includes any admission as to fault, culpability or failure to act on the part of any Company Indemnified Person.

8. CONTRIBUTION. If for any reason the indemnification provided for in Section 7(a) or 7(c) (as applicable) is unavailable to an Indemnified Person or Company Indemnified Person (as applicable) or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the Indemnified Person or Company Indemnified Person (as applicable) as a result of the Claim in such proportion as is appropriate to reflect the relative fault of the Indemnified Person or Company Indemnified Person (as applicable) and the indemnifying party (provided that the relative fault of any Company Indemnified Person shall be deemed to include the fault of all other Company Indemnified Persons), as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a Holder be greater in amount than the net amount of proceeds received by such Holder as a result of the sale of Registrable Securities giving rise to such contribution obligation pursuant to the applicable Registration Statement (net of the aggregate amount of any damages or other amounts such Holder has otherwise been required to pay (pursuant to Section 7(c) or otherwise) by reason of such Holder’s untrue or alleged untrue statement or omission or alleged omission).

9. REPORTS UNDER THE 1934 ACT. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration, the Company agrees to, during the period when there are Registrable Securities outstanding (or deemed hereunder to be outstanding):

a. make and keep public information available, as those terms are understood and defined in Rule 144;

b. file with the SEC in a timely manner (without giving effect to any extensions pursuant to Rule 12b-25 under the Exchange Act) all reports and other documents required of the Company under the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c. remain continuously subject to the reporting requirements under the Exchange Act for a period of at least one year following the date of this Agreement;

d. so long as any of the Holders owns Registrable Securities, promptly upon request, furnish to such Holder (i) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act as required for applicable provisions of Rule 144 and (ii) such other information as may be reasonably requested to permit such Holder to sell such Registrable Securities pursuant to Rule 144 without registration.

10. LEGEND REMOVAL.

a. The Registrable Securities held by any Holder (and any certificates or electronic book entries evidencing the Registrable Securities) shall not contain or be subject to (and such Holder shall be entitled to removal of) any legend (or stop transfer or similar instruction) restricting the transfer thereof (including any legend pertaining to restrictions on transfer under Applicable Securities Laws) if : (i) (A) a Registration Statement covering the sale or resale of such securities is effective under the Securities Act, or (B) such Holder provides customary paperwork to the effect that it has sold, or is selling substantially contemporaneously with the delivery of such paperwork, such securities pursuant to such a Registration Statement or Rule 144 under the Securities Act, or (C) such securities are eligible for sale under Rule 144(b)(1) under the Securities Act as set forth in customary, non-affiliate certifications provided by such Holder, or (D) at any time on or after the date hereof such Holder certifies that it is an “affiliate” (within the meaning of such term under Rule 144 under the Securities Act) of the Company (a “Rule 144 Affiliate”), and has not been a Rule 144 Affiliate for the preceding three (3) months, and that such Holder’s holding period for purposes of Rule 144 (including, for the avoidance of doubt, subsection (d)(3)(ii) thereof) is at least six (6) months, and if such holding period is less than one (1) year, the current public information requirement of Rule 144(b)(1) is then met, or (E) legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC) as determined in good faith by counsel to the Company and (ii) in each case, such Registrable Securities are not subject to the Lock-Up, to the extent applicable (collectively, the “Unrestricted Conditions”). The Company shall cause its counsel to issue a legal opinion to the transfer agent for the Common Stock (the “Transfer Agent”) (with a copy to each Holder), promptly (and in any event within three (3) Business Days) after such time as any of the Unrestricted Conditions has been satisfied with respect to any Registrable Securities (which in the case of Registrable Securities that are not subject to the Lock-Up, shall be the Registration Effective Date), if the Transfer Agent requires such an opinion to effect the issuance of such Registrable Securities, as applicable, without a restrictive legend or removal of the legend hereunder.

b. The Company agrees that at such time as any of the Unrestricted Conditions is met or such legend is otherwise no longer required under this Section 10 in respect of any Registrable Securities, which in the case of Registrable Securities that are not subject to the Lock-Up shall include any time following the Registration Effective Date,, it will, no later than the earlier of (x) (1) Trading Day and (y) the number of Trading Days comprising the Standard Settlement Period following the delivery by a Holder to the Company or the Transfer Agent of the Registrable Securities issued with a restrictive legend, deliver or cause to be delivered to such Holder or its designee the Registrable Securities free from all restrictive and other legends (or similar notations) by crediting the account of such Holder’s prime broker with DTC, through its DWAC system.

11. LOCK-UP.

a. Each Holder agrees that during the period commencing on the date hereof and ending at 11:59 p.m. (New York City time) on the one hundred twentieth (120th) day following the date hereof (the “Lock-Up Period”), without the prior written approval of the Company, such Holder shall not lend, offer, pledge, sell, contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly (“Transfer”), any Restricted Shares; provided, that:

(i) on the date that is sixty (60) days following the Closing (the “First Lock-Up Release Date”), the Tranche 1 Merger Shares shall be released from the Lock-Up, shall cease to be “Restricted Shares” and shall become freely tradeable (subject only to restrictions on transfer under Federal securities laws described in Section 10), and

(ii) on the date that is one hundred and twenty (120) days following the Closing, the Tranche 2 Merger Shares shall be released from the Lock-Up and shall become freely tradeable (subject only to restrictions on transfer under Federal securities laws described in Section 10), and the Lock-Up shall terminate and be of no further force or effect (and none of the Registrable Securities shall be deemed Restricted Shares).

b. Notwithstanding the foregoing, a Holder shall at all times be permitted to Transfer the Restricted Shares (or any portion thereof): (i) to its affiliates, (ii) to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with such Significant Company Shareholder or its Affiliates, (iii) to any direct or indirect equityholders or limited partners of a Significant Company Shareholder, (iv) to any family member or any Affiliate of any family member of a Holder, (v) to a charitable organization through a charitable distribution, and (vi) pursuant to a bona fide take-over bid, tender offer or similar transaction made to all holders of Common Stock, including without limitation, a merger, arrangement or amalgamation, involving a change of control of the Company and provided that in the event the take-over, tender offer or acquisition transaction is not completed, such Restricted Shares shall remain subject to the Lock-Up (unless released from the Lock-Up to the extent provided in Section 11(a)); provided that in the case of each of (i) through (v), such Transfer is without consideration and the applicable transferee remains subject to the Lock-Up.

c. The Restricted Shares shall be subject to a restrictive legend (the “Lock-Up Legend”) in substantially the following form; provided that such legend shall be removed as and when provided in Section 10:

THE OFFER AND SALE OF THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, INCLUDING PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR PURSUANT TO A PRIVATE SALE EFFECTED UNDER SECTION 4(a)(7) OF THE SECURITIES ACT OR APPLICABLE FORMAL OR INFORMAL SEC INTERPRETATION OR GUIDANCE, SUCH AS A SO-CALLED “4[a](1) AND A HALF SALE.” NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A LOCK-UP PERIOD, AS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT AMONG THE COMPANY AND THE ORIGINAL HOLDERS OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.

12. ASSIGNMENT OF REGISTRATION RIGHTS. The rights under this Agreement shall be automatically assignable by each Holder to any transferee of all or any portion of the Registrable Securities or all or any portion of such Holder’s rights under the CPA if: (i) such Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, and (iii) at or before the time the Company receives the written notice contemplated in clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein as applicable to a Holder. In the event that the Company receives written notice from a Holder that it has transferred all or any portion of its Registrable Securities pursuant to this Section 12, the Company, within ten (10) days, shall file any amendments or supplements necessary to keep a Registration Statement current, effective and available for the resale of all of the Registrable Securities pursuant to Rule 415. The Company shall not assign this Agreement or any rights or obligations hereunder, except after obtaining the prior written consent of the Required Holders.

13. MATERIAL NON-PUBLIC INFORMATION.

a. From and after the date hereof, the Company shall not, and shall cause each of its Affiliates, representatives and agents to not, provide any Holder or any Holder’s Affiliates, representatives or agents, with any material nonpublic information regarding the Company, any of its Affiliates or any other Person (“MNPI”) without the express prior written consent of such Holder. The Company hereby acknowledges and agrees that neither any Holder nor any of their respective Affiliates shall have any duty of trust or confidence with respect to, or duty not to trade on the basis of, any MNPI (i) provided by, or on behalf of, the Company, any of its Affiliates or any of their respective officers, directors, employees, attorneys, agents or representatives or (ii) otherwise possessed (or continued to be possessed) by any Holder (or any Affiliate, agent or representative thereof) as a result of any breach or violation of any of the covenants set forth in this Agreement or the Merger Agreement requiring the Company to publicly disclose information in a press release, filing with the SEC or otherwise (collectively, the “Disclosure Covenants”).

b. Notwithstanding anything to the contrary herein, in the event that the Company believes that a notice or communication to any Holder or any Holder’s Affiliates, attorneys, agents or representatives contains MNPI, the Company shall, prior to the delivery of such notice or communication, (i) so indicate to such Holder, and such indication shall provide such Holder the means to refuse to receive such notice or communication, and in the absence of any such indication, such Holder, the other holders of the Registrable Securities and their respective Affiliates, agents and representatives shall be allowed to presume that all matters relating to such notice or communication do not constitute MNPI and (ii) provide such notice or communication to counsel to such Holder (which shall be Katten Muchin Rosenman LLP (Attn: Mark D. Wood) or such other counsel as shall have been designated in writing by such Holder). In the event that the Company either (A) fails to indicate that a notice or communication to a Holder contains MNPI or otherwise provides any Holder with MNPI without such Holder’s prior written consent or (B) provides such notice or communication to any Holder notwithstanding any such Holder’s refusal in writing to receive such notice or communication, such Holder shall have the right to make a public disclosure in the form of a press release, public advertisement or otherwise of the applicable MNPI without the prior approval by the Company or any of its Affiliates, or any of its or their respective officers, directors (or equivalent persons), employees, attorneys, representatives or agents, and no Holder (nor any of its Affiliates, agents or representatives) shall have any liability to the Company or any of its Affiliates or any of its or their respective officers, directors (or equivalent persons), employees, stockholders, attorneys, representatives or agents for any such disclosure.

c. Notwithstanding the foregoing, to the extent the Company reasonably and in good faith determines that it is necessary to disclose MNPI to any Holder for purposes relating to this Agreement or the Merger Agreement(a “Necessary Disclosure”), the Company shall inform counsel to such Holder (which shall be Katten Muchin Rosenman LLP (Attn: Mark D. Wood) or such other counsel as shall have been designated in writing by such Holder) of such determination without disclosing the applicable MNPI, and the Company and such counsel on behalf of such Holder shall endeavor to agree upon a process for making such Necessary Disclosure to the applicable Holder or its representatives that is mutually acceptable to such Holder and the Company (an “Agreed Disclosure Process”). Thereafter, the Company shall be permitted to make such Necessary Disclosure (only) in accordance with the Agreed Disclosure Process. The Company acknowledges and agrees that the Holders and their Affiliates will rely upon the foregoing representations, warranties and agreements and the other disclosure obligations of the Company hereunder in effecting transactions in Common Stock and other securities of the Company and other Persons.

14. MISCELLANEOUS.

a. A Person is deemed to hold, and be a holder of, shares of Common Stock or other Registrable Securities whenever such Person owns of record or beneficially through a “street name” holder such shares of Common Stock or other Registrable Securities (or Parent Share Warrants upon exercise of which such Registrable Securities are directly or indirectly issuable, without giving effect to any limitation on exercise thereof) or may become entitled to under the CPA, and solely for purposes hereof, Registrable Securities shall be deemed outstanding to the extent they are or may become directly or indirectly issuable under the CPA or upon exercise of any Parent Share Warrants (without giving effect to any limitation on exercise thereof), assuming the maximum amount of Milestone Payments become payable thereunder and the Company elects to satisfy all of its obligations to make such payments through the issuance and delivery of Contingent Payment Shares or Parent Warrant Shares. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities (or Parent Share Warrants).

b. Any notices required or permitted to be given under the terms hereof shall be delivered personally or by courier (including a recognized overnight delivery service) or by electronic mail and shall be effective upon receipt, in each case addressed to a party. The addresses for such communications shall be:

If to the Company:

CorMedix Inc.
300 Connell Drive, Suite 4200
Berkeley Heights, NJ 07922
Attention: [***]
Email: [***]

with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, New York 10019
Attention: Jared Fertman and Andrew Marmer
Email: jfertman@willkie.com; amarmer@willkie.com

If to a Holder, to the address set forth in such Holder’s signature page to this Agreement.

The Company shall provide notice to each Holder, and each Holder shall provide notice to the Company, of any change in such party’s address.

c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with, and all disputes arising out of or in connection with this Agreement shall be resolved under, the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof that would result in the application of the substantive laws of any other jurisdiction. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the Delaware Court of Chancery or, solely if the Delaware Court of Chancery does not have subject matter jurisdiction thereof, any other court of the State of Delaware or any federal court sitting in the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the state of Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The parties hereby waive all rights to a trial by jury. If any party commences an action or proceeding to enforce any provision of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the adverse parties to such action for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

e. This Agreement, the Merger Agreement, the CPA, the Parent Share Warrants and the instruments referenced herein and therein (collectively, the “Transaction Documents”), constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. This Agreement and the other Transaction Documents (including all schedules and exhibits hereto and thereto) supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f. Subject to the requirements of Section 11 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto, and the provisions of Sections 7 and 8 hereof shall inure to the benefit of, and be enforceable by, each Indemnified Person and Company Indemnified Person (as applicable).

g. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and the Required Holders. Any amendment or waiver effected in accordance with this Section 11 shall be binding upon each of the Holders and the Company.

h. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

i. This Agreement and any amendments hereto may be executed and delivered in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when counterparts have been signed by each party hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission, by e-mail delivery of a “.pdf” format data file or by other electronic means, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile, “.pdf” or other electronic signature page were an original thereof. No party hereto shall raise the use of a facsimile machine, e-mail delivery of a “.pdf” format data file or other electronic means to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine, e-mail delivery of a “.pdf” format data file or other electronic means as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.

j. Each of the parties hereto acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the non-breaching part(y)(ies) hereto by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the parties acknowledge that the remedy at law for breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by any party hereto of any of the provisions hereunder, that the non-breaching party shall be entitled, in addition to all other available remedies in law or in equity, to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

l. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

m. In the event a Holder shall sell or otherwise transfer any of such holder’s Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included in a Registration Statement for such transferor.

n. There shall be no oral modifications or amendments to this Agreement. This Agreement may be modified or amended only in writing signed by the Company and the Required Holders, and any amendment or modification so adopted shall be binding upon all of the Holders.

o. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder, and no provision of this Agreement (or any other Transaction Document) is intended to confer any obligations on any Holder vis-à-vis any other Holder. Nothing contained herein (or in any Transaction Document), and no action taken by any Holder pursuant hereto (or thereto), shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein (or therein).

p. Unless the context otherwise requires, (i) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (ii) words in the singular or plural include the singular and plural, and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iii) the use of the word “include,” “includes” and “including” in this Agreement shall be by way of example rather than limitation, and (iv) the word “or” is not exclusive (i.e., “or” shall mean “and/or”).

q. The provisions of this Agreement that refer to a number of shares of Common Stock or a number of Registrable Securities shall be appropriately adjusted for any stock split or other subdivision of outstanding Common Stock, combination of outstanding Common Stock (including by reverse stock split), payment of a stock dividend in shares of Common Stock, , or other similar transaction of such character that outstanding shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares of Common Stock.

[Remainder of page left intentionally blank]

[Signature page follows]

IN WITNESS WHEREOF, the undersigned Holders and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

CORMEDIX INC.

By:	/s/ Joseph Todisco
Name:	Joseph Todisco
Title:	Chief Executive Officer

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned Holders and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

HOLDERS:

DEERFIELD PRIVATE DESIGN FUND III, L.P.

By:	Deerfield Mgmt III, L.P., Its General Partner
By:	J.E. Flynn Capital III, LLC, Its General Partner

By:	/s/ Lawrence Atinsky
Name:	Lawrence Atinsky
Title:	Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND IV, L.P.

By:	Deerfield Mgmt IV, L.P., Its General Partner
By:	J.E. Flynn Capital IV, LLC, Its General Partner

By:	/s/ Lawrence Atinsky
Name:	Lawrence Atinsky
Title:	Authorized Signatory

c/o Deerfield Management Company, L.P.

345 Park Avenue South, 12 Floor

New York, NY 10010

Attn: [***]

E-mail: [***]

with a copy (which shall not constitute notice) to:

Katten Muchin Rosenman LLP

525 West Monroe Street

Chicago, IL 60661

Attn: Mark D. Wood and Jonathan D. Weiner

Email: mark.wood@katten.com and jonathan.weiner@katten.com

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]